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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2000

SPECTRUM BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation)	001-15215 (Commission File Number)	42-0867112 (I.R.S. Employer Identification No.)

10834 Old Mill Road, Suite One
Omaha, NE 68154-2648
(Address principal executive offices)

Registrant's telephone number, including area code: (402) 333-8330

No Change
(Former name or former address, if changed since last report.)

Item 5. Other Events.

On August 7, 2000, Spectrum Bancorporation, Inc. issued 7,584 shares of its common stock in a merger in exchange for all outstanding common stock of Citizens Corporation. The merger did not involve the acquisition of a significant amount of assets and accordingly separate financial statements for Citizens Corporation are not required to be filed. Because the entities were under common control, the merger has been accounted for at historical cost in a manner similar to a pooling-of-interests and, accordingly, the consolidated financial statements for periods prior to the combination have been restated to include the accounts and results of both entities.

Item 7. Financial Statements and Exhibits.

(a) The restated consolidated financial statements of Spectrum Bancorporation, Inc. at September 30, 2000, June 30, 2000 and 1999 and for the three months ended September 30, 2000 and the years ended June 30, 2000, 1999 and 1998, and the report thereon of McGladrey & Pullen, LLP, comprising pages F-2 through F-31 of Registrant's Form S-1 Registration Statement, File No. 333-53644, filed with the Commission on January 12, 2001 pursuant to Section 5 of the Securities Act of 1933, as amended, are hereby incorporated by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BANCORPORATION, INC.
By:	/s/ DANIEL A. HAMANN Daniel A. Hamann, President

Date: January 12, 2001

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES